UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

RADIANT LOGISTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Triton Towers Two Seventh Floor 700 S. Renton Village Place
Renton, Washington		98057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 425 462-1094

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2023, Radiant Logistics, Inc. (the “Company”) issued a press release announcing its financial results for the year ended June 30, 2022, as well as restatement of the following previously filed periods: (i) our audited consolidated financial statements for the year ended June 30, 2021, and (ii) our unaudited consolidated financial statements for the quarters ended September 30, 2020, December 31, 2020, March 31, 2021, September 30, 2021, December 31, 2021, and March 31, 2022. A copy of the press release, dated February 27, 2023, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release and transcript contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: Adjusted Gross Profit, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin. The Company’s management believes that presenting such Non-GAAP financial measures provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. A table providing a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures is included within the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Description

99.1

Press Release, dated February 24, 2023, announcing financial results for the twelve months ended June 30, 2022 as well as the restatement of the previously reported results for the twelve months ended June 30, 2021 and the nine months ended March 31, 2022.

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: February 27, 2023	By:	/s/ Todd Macomber
Todd Macomber
Senior Vice President and Chief Financial Officer